Exhibit 3.22

State of Delaware Secretary of State Division of Corporations Delivered 10:31 AM 01/21/2011 FILED 10:30 AM 01/21/2011 SRV 110065337 – 4930125 FILE

CERTIFICATE OF FORMATION

OF

SAM ACQUISITION, LLC

1.

The name of the limited liability company is Sam Acquisition, LLC (the “Company”).

2.

The address of the Company’s registered office in the State of Delaware is:

2711 Centerville Road, Suite 400

Wilmington, County of New Castle

Delaware 19808

3.

The name and address of the Company’s registered agent for service of process is:

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, County of New Castle

Delaware 19808

[Signature commences on next page]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of this 21th day of January, 2011.

By:	/s/ Susan Harrison
Name: Susan Harrison Title: Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 10:32 AM 05/27/2011 FILED 10:32 AM 05/27/2011 SRV 110640812 – 4930125 FILE

CERTIFICATE OF MERGER

OF

SMURFIT-STONE CONTAINER CORPORATION

a Delaware corporation

INTO

SAM ACQUISITION, LLC

a Delaware limited liability company

(Under Section 264 of the Delaware General Corporation Law and Section 18-209 of the

Delaware Limited Liability Company Act)

Pursuant to provisions of Title 8, Section 264 of the Delaware General Corporation Law and Title 6, Chapter 18, Section 209 of the Delaware Limited Liability Company Act, Sam Acquisition, LLC, a Delaware limited liability company (“MergerSub”), executes and files this Certificate of Merger for the purpose of merging Smurfit-Stone Container Corporation (“Smurfit-Stone”), a Delaware corporation, with and into MergerSub and does hereby certify:

FIRST: The name and state of formation or organization of each of the constituent entries which is to merge are as follows:

Name	Jurisdiction of Formation or Organization
Sam Acquisition, LLC	Delaware
Smurfit-Stone Container	Delaware
Corporation

SECOND: The name of the surviving Delaware limited liability company is Sam Acquisition, LLC.

THIRD: The name of the surviving Delaware limited liability company shall be changed to “RockTenn CP, LLC” at the effective time of the merger.

FOURTH: An Agreement and Plan of Merger dated as of January 23, 2011 (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the constituent entities pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Chapter 18, Section 209 of the Delaware Limited Liability Company Act.

FIFTH: The Certificate of Formation of MergerSub, as now in force and effect, shall continue to be the Certificate of Formation of the surviving Delaware limited liability company.

SIXTH: The Limited Liability Company Agreement of MergerSub, as now in force and effect, shall be the Limited Liability Company Agreement of the surviving Delaware limited liability company, until thereafter amended in accordance with applicable law.

SEVENTH: The current officers and manager of MergerSub shall continue to be the officers and manager of the surviving Delaware limited liability Company.

EIGHTH: The merger of Smurfit-Stone into MergerSub shall be effective upon filing of the certificate of merger on May 27, 2011.

NINTH: The executed Agreement is on file at 504 Thrasher Street, Norcross, GA 30071, the office of the surviving Delaware limited liability company.

TENTH: A copy of the Merger Agreement will be furnished by the surviving Delaware limited liability company, on request and without cost, to any stockholder or member of any constituent entity.

IN WITNESS WHEREOF, the undersigned limited liability company has executed and delivered this Certificate of Merger as of May 27, 2011.

SAM ACQUISITION, LLC By: ROCK-TENN COMPANY, its Sole Member

By:	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Certificate of Merger]

State of Delaware Secretary of State Division of Corporations Delivered 02:24 PM 08/30/2012 FILED 02:05 PM 08/30/2012 SRV 120987698 – 4930125 FILE

CERTIFICATE OF MERGER

OF

Foil Laminating, Inc., an Indiana corporation

with and into

RockTenn CP, LLC, a Delaware limited liability company

(filed pursuant to Title 6, §18-209 of the Delaware Limited Liability Company Act)

RockTenn CP, LLC, a Delaware limited liability company, the survivor, does hereby certify the merger as described herein:

First: The name and state of organization of each of the constituent entities of the merger is as follows:

RockTenn CP, LLC; State of Delaware

Foil Laminating, Inc.; State of Indiana

Second: A plan and agreement of merger has been approved and executed by each of the foregoing entities.

Third: The name of the surviving entity is RockTenn CP, LLC (the “Company”).

Fourth: The effective time and date of the merger is 12:01 a.m. Eastern Day Light Savings Time, September 1, 2012.

Fifth: The executed plan and agreement of merger is on file at the principal place of business of RockTenn CP, LLC during regular business hours, such address being 504 Thrasher Street, Norcross, Georgia 30071. A copy of such plan and agreement of merger will be furnished on request to any shareholder of Foil Laminating, Inc. or any member of RockTenn CP, LLC upon request at no cost.

IN WITNESS WHEREOF, RockTenn CP, LLC has caused this Certificate to be executed by the undersigned duly authorized officer of the Company as of the 29th day of August, 2012.

ROCKTENN CP, LLC

By:	/s/ Steven C. Voorhees
Name: Steven C. Voorhees Title: Executive Vice President

State of Delaware Secretary of State Division of Corporations Delivered 02:24 PM 08/30/2012 FILED 02:24 PM 08/30/2012 SRV 120987710 – 4930125 FILE

CERTIFICATE OF MERGER

OF

Glenmark Industries, Inc., an Indiana corporation

with and into

RockTenn CP, LLC, a Delaware limited liability company

(filed pursuant to Title 6, §18-209 of the Delaware Limited Liability Company Act)

RockTenn CP, LLC, a Delaware limited liability company, the survivor, does hereby certify the merger as described herein:

First: The name and state of organization of each of the constituent entities of the merger is as follows:

RockTenn CP, LLC; State of Delaware

Glenmark Industries, Inc.; State of Indiana

Second: A plan and agreement of merger has been approved and executed by each of the foregoing entities.

Third: The name of the surviving entity is RockTenn CP, LLC (the “Company”).

Fourth: The effective time and date of the merger is 12:01 a.m. Eastern Day Light Savings Time, September 1, 2012.

Fifth: The executed plan and agreement of merger is on file at the principal place of business of RockTenn CP, LLC during regular business hours, such address being 504 Thrasher Street, Norcross, Georgia 30071. A copy of such plan and agreement of merger will be furnished on request to any shareholder of Glenmark Industries, Inc. or any member of RockTenn CP, LLC upon request at no cost.

IN WITNESS WHEREOF, RockTenn CP, LLC has caused this Certificate to be executed by the undersigned duly authorized officer of the Company as of the 29th day of August, 2012.

ROCKTENN CP, LLC

By:	/s/ Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice President

State of Delaware Secretary of State Division of Corporations Delivered 02:24 PM 08/30/2012 FILED 02:25 PM 08/30/2012 SRV 120987723 – 4930125 FILE

CERTIFICATE OF MERGER

OF

VariPak, Inc., an Indiana corporation

with and into

RockTenn CP, LLC, a Delaware limited liability company

(filed pursuant to Title 6, §18-209 of the Delaware Limited Liability Company Act)

RockTenn CP, LLC, a Delaware limited liability company, the survivor, does hereby certify the merger as described herein:

First: The name and state of organization of each of the constituent entities of the merger is as follows:

RockTenn CP, LLC; State of Delaware

VariPak, Inc.; State of Indiana

Second: A plan and agreement of merger has been approved and executed by each of the foregoing entities.

Third: The name of the surviving entity is RockTenn CP, LLC (the “Company”).

Fourth: The effective time and date of the merger is 12:01 a.m. Eastern Day Light Savings Time, September 1, 2012.

Fifth: The executed plan and agreement of merger is on file at the principal place of business of RockTenn CP, LLC during regular business hours, such address being 504 Thrasher Street, Norcross, Georgia 30071. A copy of such plan and agreement of merger will be furnished on request to any shareholder of VariPak, Inc. or any member of RockTenn CP, LLC upon request at no cost.

IN WITNESS WHEREOF, RockTenn CP, LLC has caused this Certificate to be executed by the undersigned duly authorized officer of the Company as of the 29th day of August, 2012.

ROCKTENN CP, LLC

By:	/s/ Steven C. Voorhees
Name: Steven C. Voorhees
Title : Executive Vice President

State of Delaware Secretary of State Division of Corporations Delivered 02:24 PM 08/30/2012 FILED 02:26 PM 08/30/2012 SRV 120987741 – 4930125 FILE

CERTIFICATE OF MERGER

OF

GMI, Inc., a California corporation

with and into

RockTenn CP, LLC, a Delaware limited liability company

(filed pursuant to Title 6, §18-209 of the Delaware Limited Liability Company Act)

RockTenn CP, LLC, a Delaware limited liability company, the survivor, does hereby certify the merger as described herein:

First: The name and state of organization of each of the constituent entities of the merger is as follows:

RockTenn CP, LLC; State of Delaware

GMI, Inc.; State of California

Second: A plan and agreement of merger has been approved and executed by each of the foregoing entities.

Third: The name of the surviving entity is RockTenn CP, LLC (the “Company”).

Fourth: The effective time and date of the merger is 12:01 a.m. Eastern Day Light Savings Time, September 1, 2012.

Fifth: The executed plan and agreement of merger is on file at the principal place of business of RockTenn CP, LLC during regular business hours, such address being 504 Thrasher Street, Norcross, Georgia 30071. A copy of such plan and agreement of merger will be furnished on request to any shareholder of GMI, Inc. or any member of RockTenn CP, LLC upon request at no cost.

IN WITNESS WHEREOF, RockTenn CP, LLC has caused this Certificate to be executed by the undersigned duly authorized officer of the Company as of the 29th day of August, 2012.

ROCKTENN CP, LLC

By:	/s/ Steven C. Voorhees
Name: Steven C. Voorhees
Title : Executive Vice President